                                     CONSENT

TO:        OLYMPUS PACIFIC MINERALS INC.

AND TO:    BERNS & BERNS, COUNSELORS AT LAW

AND TO:    U.S. SECURITIES & EXCHANGE COMMISSION
                   (THE "SECURITIES REGULATOR")

FROM:      MICON INTERNATIONAL LIMITED  ("Micon")

RE:        TECHNICAL REPORT - BONG MIEU GOLD PROJECT, VIETNAM

--------------------------------------------------------------------------------

Reference is made to the technical report (the "Technical Report") entitled "A
Technical Review of the Bong Mieu Gold Project, Vietnam", dated November 30,
2004, and incorporated by reference in the Technical Report, another report titled "Pre-Feasibility Study on the HoGan Deposit of the Bong Mieu Gold
Project, Vietnam", dated November 2004, which we prepared for Olympus Pacific
Minerals Inc. (the "Company" or "Olympus").

We hereby consent to the filing of the Technical Report with the Securities
Regulator, and to the written disclosure of the Technical Report and the inclusion of extracts therefrom or a summary thereof in the amended final Form
20-F-A. We further agree to being named as an expert in the amended registration statement (Final Form 20-F-A).

Dated this 29th day of June, 2007.

                                  Micon International Limited

                                  Per: /s/ Ian Ward
                                       -----------------------------------------
                                       Ian Ward, P.Eng.
                                       President, Micon International Limited.

                                     CONSENT

TO:        OLYMPUS PACIFIC MINERALS INC.

AND TO:    BERNS & BERNS, COUNSELORS AT LAW

AND TO:    U.S. SECURITIES & EXCHANGE COMMISSION
                   (THE "SECURITIES REGULATOR")

FROM:      MICON INTERNATIONAL LIMITED  ("Micon")

RE:        TECHNICAL REPORT, THE DAK SA PROJECT - PHUOC SON GOLD PROPERTY,
                   VIETNAM

--------------------------------------------------------------------------------

Reference is made to a preliminary assessment study (the "Report") entitled "A
Technical Report, The Dak Sa Project - Phuoc Son Gold Property, Vietnam", dated
June 17, 2005,which we prepared for Olympus Pacific Minerals Inc. (the "Company"
or "Olympus").

We hereby consent to the filing of the Report with the Securities Regulator, and to the written disclosure of the Report and the inclusion of extracts therefrom or a summary thereof in the amended final Form 20-F-A. We further agree to being named as an expert in the amended registration statement (Final Form 20-F-A).

Dated this 29th day of June, 2007.

                                  Micon International Limited

                                  Per: /s/ Ian Ward
                                       ----------------------------------------
                                       Ian Ward, P.Eng.
                                       President, Micon International Limited.